UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ----------


                                     FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):         Commission File Number
March 26, 1997                                                            1-8233





                                USF&G CORPORATION
               (Exact Name of Registrant as Specified in Charter)



Maryland                                                              52-1220567
(State of Incorporation)                       (IRS Employer Identification No.)





                  6225 Smith Avenue, Baltimore, Maryland 21209
                    (Address of Principal Executive Offices)


                                 (410) 547-3000
              (Registrant's telephone number, including area code)

                                USF&G CORPORATION
                                    FORM 8-K
                             ----------------------


Item 5. Other Events

     USF&G Corporation today announced its call for redemption on April 14, 1997 all outstanding shares of its $4.10 Series A Convertible Exchangeable Preferred Stock ("Series A", ticker: FGpA) at a redemption price of $50.00 per share plus $0.83 in accrued and unpaid dividends. USF&G has approximately 2.0 million shares of the Series A outstanding. A notice of redemption has been mailed to all record holders of the Series A.

                                USF&G CORPORATION
                                    FORM 8-K
                              ----------------------
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                          USF&G CORPORATION


                                          By:   /s/DAN L. HALE
                                                   Dan L. Hale
                                                   Executive Vice President and
                                                   Chief Financial Officer

March 26, 1997